Supplement to
BNY Hamilton Funds Small Cap Growth Fund
April 30, 2001 Prospectus and Statement of Additional Information

The following information replaces the information found in the "Management Strategy" section on page 20 of the prospectus:

Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small capitalization companies whose market capitalization values are between $100 million and $2 billion, and companies that are in the Russell 2000 Index (without regard to their market capitalization), the Fund targets those with above-average earnings growth that have exceeded market expectations. The Fund emphasizes companies in this group that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies in which it invests to achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that may suggest growth include:

* Expanded operations
* New products or technologies
* New distribution channels
* Generally favorable industry conditions
* Revitalized company management

To complement these core investments, the portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. The Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalization values exceed $2 billion.

Although most of the Fund's investments have been domestic, the Fund may invest without limit in stocks of foreign companies, including those in emerging markets.

Under normal circumstances, the Fund will invest at least 65% of its assets in the stocks of the companies described above. As a temporary defensive measure, the Fund may invest more than 35% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

The following information replaces similar information found in the "Investment Objectives and Policies" section of the Statement of Additional Information on page 4:

The Fund currently considers small capitalization companies to be
(1) companies with market capitalization values of $100 million to $2 billion at the time of purchase and (2) companies that are in the Russell 2000 Index at the time of purchase, without regard to their market capitalization. Under normal circumstances, the Small Cap Growth Fund will invest at least 65% of the value of its total assets in the equity securities of such companies.